SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

36.	SUBSEQUENT EVENTS

In February 2014, we declared a dividend of $0.45 per share in respect of the quarter ended December 31, 2013 and paid in March 2014. In addition, Golar Partners made a final cash distribution of $0.52 per unit in February 2014 in respect of the quarter ended December 31, 2013, of which we received $14.7 million of dividend income in relation to our common, subordinated and general partner units and IDRs held at the record date.

In February 2014, we executed a four ship sale and leaseback transaction with ICBL Finance Leasing Co. Ltd ("ICBCL"). The financing structure will fund 90% of the shipyard purchase price of each newbuilding.

In February 2014, we took delivery of the FSRU, the Golar Igloo. On March 28, 2014, we completed our sale of our equity interest in the company that owns and operates the Golar Igloo to Golar Partners for the price of $310.0 million for the vessel (including charter) less the assumed $161.3 million of bank debt, the fair value of the interest rate swap asset of $3.3 million plus other purchase price adjustments and paid us the remaining balance in cash using the proceeds of our equity offering in December 2013.